UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2020

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36110	34-1755769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2.375% Senior Unsecured Notes due 2020	SPG/20	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

On July 6, 2020, Simon Property Group, Inc., the general partner of Simon Property Group, L.P. (the “Operating Partnership”), issued a press release announcing the terms of the public offering of the senior notes of the Operating Partnership described below. A copy of the press release is attached hereto as Exhibit 99.1.

This Item 7.01 and the related Exhibit 99.1 are being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934 or incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

ITEM 8.01 Other Events.

On July 6, 2020, the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Jefferies LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of $500,000,000 additional principal amount of the Operating Partnership’s 3.500% notes due 2025 (the “2025 Notes”), $750,000,000 aggregate principal amount of the Operating Partnership’s 2.650% notes due 2030 (the “2030 Notes”) and $750,000,000 aggregate principal amount of the Operating Partnership’s 3.800% notes due 2050 (the “2050 Notes,” and together with the 2025 Notes and the 2030 Notes, the “Notes”). The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, the Operating Partnership has agreed to indemnify the Underwriters against certain liabilities on customary terms. The Underwriters have performed, and expect in the future to perform, investment banking and advisory services for which they have received, and may continue to receive, customary fees and expenses, and affiliates of the Underwriters have performed, and expect in the future to perform, commercial lending services, for the Operating Partnership and its affiliates from time to time.

The 2025 Notes were issued on July 9, 2020 pursuant to (i) the Operating Partnership’s Indenture (the “Base Indenture”), dated as of November 26, 1996, between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as trustee, as amended and supplemented by the Thirty-Third Supplemental Indenture, dated as of August 17, 2015 (the “Thirty-Third Supplemental Indenture”), pursuant to which the Company previously issued $600,000,000 aggregate principal amount of 3.500% notes due 2025 and (ii) the Supplemental Indenture, dated as of July 9, 2020 (the “Supplemental Indenture”).

The 2030 Notes and the 2050 Notes were issued on July 9, 2020 pursuant to the Base Indenture, as amended and supplemented by the Thirty-Ninth Supplemental Indenture, dated as of July 9, 2020 (the “Thirty-Ninth Supplemental Indenture”).

The 2025 Notes bear interest at a rate of 3.500% per annum and mature on September 1, 2025. The 2030 Notes bear interest at a rate of 2.650% per annum and mature on July 15, 2030. The 2050 Notes bear interest at a rate of 3.800% per annum and mature on July 15, 2050. Interest on the 2025 Notes is payable semi-annually in arrears on March 1 and September 1, beginning September 1, 2020 and interest on the 2030 Notes and the 2050 Notes is payable semi-annually in arrears on January 15 and July 15, beginning January 15, 2021 (each, an “Interest Payment Date”). Interest will be paid to holders of record of such Notes registered at the close of business on the fifteenth calendar day preceding the related Interest Payment Date.

The Operating Partnership may redeem the Notes of any series at its option at any time, in whole or from time to time in part, on not less than 15 and not more than 45 days’ prior written notice mailed to the holders of the Notes to be redeemed. The Notes of each series will be redeemable at a price equal to the principal amount of such Notes being redeemed, plus unpaid interest accrued to, but not including, the date of redemption and a “make-whole” premium calculated under the Supplemental Indenture with respect to the 2025 Notes (unless the 2025 Notes are redeemed on or after June 1, 2025, in which case no “make-whole” premium will be payable) and the Thirty-Ninth Supplemental Indenture with respect to the 2030 Notes and the 2050 Notes (unless the 2030 Notes are redeemed on or after April 15, 2030, or the 2050 Notes are redeemed on or after January 15, 2050, in which case no “make-whole” premium will be payable).

The Notes will be subject to customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in the Indenture for a period of 90 days after notice, and certain events of bankruptcy, insolvency and reorganization.

The foregoing descriptions are qualified in their entirety by the Underwriting Agreement, the Thirty-Third Supplemental Indenture, the Supplemental Indenture and the Thirty-Ninth Supplemental Indenture (including the forms of notes attached thereto) which are filed as Exhibits 1.1, 4.1, 4.2 and 4.4 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The Form of 2025 Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. The Form of 2030 Notes and 2050 Notes are filed as Exhibits 4.5 and 4.6 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, a copy of the Supplemental Indenture is attached hereto as Exhibit 4.2 and a copy of the Thirty-Ninth Supplemental Indenture is attached hereto as Exhibit 4.4.

On July 7, 2020, the Company issued a notice of redemption to holders of its (i) 2.500% Senior Notes due 2020 (the “2.500% Notes”) for the redemption of all $500,000,000.00 outstanding aggregate principal amount of the 2.500% Notes and (ii) 2.375% Senior Notes due 2020 (the “2.375% Notes”) for the redemption of all €375,000,000.00 outstanding aggregate principal amount of the 2.375% Notes. The redemption date for the 2.500% Notes will be July 22, 2020. The redemption date for the 2.375% Notes will be August 6, 2020. The redemption price for the 2.500% Notes and the 2.375% Notes will be calculated in accordance with the indenture governing each series of notes and will be equal to the sum of 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

After such redemptions, no 2.500% Notes or 2.375% Notes will remain outstanding. The Company intends to fund the redemptions with the proceeds from the offering. The foregoing does not constitute a notice of redemption with respect to either the 2.500% Notes or the 2.375% Notes.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated July 6, 2020, among Simon Property Group, L.P. and BNP Paribas Securities Corp., Jefferies LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Thirty-Third Supplemental Indenture, dated as of August 17, 2015, to the Indenture dated as of November 26, 1996 between Simon Property Group, L.P. and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-36110) filed with the SEC on August 17, 2015).

Exhibit 4.2	Supplemental Indenture, dated as of July 9, 2020, to the Thirty-Third Supplemental Indenture, which supplemented the Indenture dated as of November 26, 1996 between Simon Property Group, L.P. and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as Trustee.

Exhibit 4.3	Form of $500,000,000 aggregate principal amount of 3.500% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 001-36110) filed with the SEC on August 17, 2015).

Exhibit 4.4	Thirty-Ninth Supplemental Indenture, dated as of July 9, 2020, to the Indenture dated as of November 26, 1996 between Simon Property Group, L.P. and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as Trustee.

Exhibit 4.5	Form of $750,000,000 aggregate principal amount of 2.650% Notes due 2030 (included in Exhibit 4.4 hereto).

Exhibit 4.6	Form of $750,000,000 aggregate principal amount of 3.800% Notes due 2050 (included in Exhibit 4.4 hereto).

Exhibit 5.1	Opinion of Latham & Watkins LLP.

Exhibit 23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1 hereto).

Exhibit 99.1	Press Release, dated July 6, 2020, issued by Simon Property Group, Inc.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 9, 2020

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc., its sole General Partner

	By:	/s/ Adam J. Reuille
Adam J. Reuille
Senior Vice President and Chief Accounting Officer

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